UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

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FORM 8-K
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PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) September 26, 2013

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Kyto BioPharma Inc.
(Exact name of registrant as specified in its charter)

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Florida	65-108-6538
(State or other jurisdiction	(I.R.S. Employer
incorporation or organization)	Identification No.)

B1-114 Belmont Street, Toronto ON Canada M5R 1P8
(Address of principal executive offices) (Zip Code)

(416) 960-8770
(Issuer’s telephone number)

SECTION 1 – Registrant’s Business and Operations

Item 1.01 – Entry into a Material Definitive Agreement

Subsequent to the 8K filed on July 22, 2013, Kyto BioPharma Inc. has cancelled the transaction, as proposed in the Letter of Intent of July 17, 2013, with Barbados Sea Island Cotton Inc. (“BSC”) due to the inability of BSC to raise the funds required to proceed.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KYTO BIOPHARMA INC.

Date: September 30, 2013	By:	/s/ Georges Benarroch
Georges Benarroch
President and CEO